United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 6, 2019
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition
The information in this item and Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On August 6, 2019, Louisiana - Pacific Corporation (LP) issued a press release announcing financial results for the quarter ended June 30, 2019, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the attached press release discloses Adjusted EBITDA (Adjusted EBITDA from continuing operations) which is calculated as continuing earnings before interest expense, taxes, depreciation and amortization, income (loss) attributed to non-controlling interest, stock-based compensation expense, (gain) loss on sale or impairment of long-lived assets, other operating credits and charges, net and other non-operating items. Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA from continuing operations by net sales, is disclosed. It also discloses Adjusted income from operations which excludes (gain) loss on sale or impairment of long-lived assets, income (loss) attributed to non-controlling interest, income (loss) associated with discontinued operations, other operating credits and charges, net, and adjusts for a normalized tax rate. EBITDA from continuing operations, Adjusted EBITDA and Adjusted income from operations are not a substitute for the GAAP measure of net income or other GAAP measures of operating performance.
We have Adjusted EBITDA in the press release because we use it as important supplemental measure of our performance and believe that similarly-titled measures are frequently used by securities analysts, investors and other interested persons in the evaluation of companies in our industry, some of which present similarly-titled measures when reporting their results. We use Adjusted EBITDA to evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates. It should be noted that companies calculate similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, EBITDA has material limitations as a performance measure because it excludes interest expense, income tax expense and depreciation and amortization which are necessary to operate our business or which we otherwise incurred or experienced in connection with the operation of our business.
We believe that Adjusted income from operations, which excludes (gain) loss on sale or impairment of long-lived assets, income(loss) attributed to non-controlling interest and other operating credits and charges, net, adjusted for a normalized tax rate is a useful measure for evaluating our ability to generate earnings and that providing this measure will allow investors to more readily compare the earnings referred to in the press release to our earnings for past and future periods. We believe that this measure is particularly useful where the amounts of the excluded items are not consistent between the periods presented. It should be noted that other companies may present similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, Adjusted income from operations has material limitations as a performance measure because it excludes items that are actually incurred or experienced in connection with the operations of our business.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release issued by LP on August 6, 2019 regarding quarter ended June 30, 2019 results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ REBECCA BARCKLEY
Rebecca Barckley
Controller, Financial Reporting
(Principal Accounting Officer)
Date: August 6, 2019